SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 28, 2002



                             SMLX Technologies, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Colorado                      0-28154                84-1337509
-------------------------------  ------------------------  ---------------------
(State or other jurisdiction of  (Commission file number)     (IRS Employer
         incorporation)                                     Identification No.)





 855 South Federal Highway, Suite 206, Boca Raton, FL                 33432
 ------------------------------------------------------------------------------
     (Address of principal executive offices)                      (ZIP Code)



                                 (561) 347-0761
                 -----------------------------------------------
                    (Registrant's telephone number, including
                                   area code)




                                 Not Applicable
           ----------------------------------------------------------
              (Former name or former address, if changed since last
                                     report)

Item 5.    Other Events.

     On June 28, 2002, the Company announced certain recent developments and a new list of risks related to its business.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

     The following exhibit is filed in accordance with the requirements of Item 601 of Regulation S-K.

     (c)  Exhibits

          Exhibit No.     Description

          99.1            Recent Developments and Risks Related to Our Business

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SMLX Technologies, Inc.

Date:    June 28, 2002                      By:
                                                -----------------------
                                            Name: Kenneth H. Robertson
                                            Title:   President